Marketable Securities:	12 Months Ended
Dec. 31, 2016
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	December 31,	December 31,
	2016	2015
Fair value at beginning of year	$180,986	$175,541
Dispositions, at cost	(96)	-
Realized gain	(60)	-
Impairment loss	(13,769)	(46,629)
Increase in market value	374,155	52,074
Fair value at balance sheet date	$541,216	$180,986

The Company's marketable securities are classified as available-for-sale and are recorded at quoted market value with gains and losses recorded within other comprehensive income until realized or impaired. Realized gains and losses are based on the average cost of the shares held at the date of disposition. As of December 31, 2016 and 2015, marketable securities had a cost basis of $98,043 and $111,908, respectively.